                                                               Exhibit 99.2

                    CERTIFICATION OF VICE PRESIDENT - FINANCE
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K/A No. 2 of St. Mary
Land & Exploration Company (the "Company") for the year ended December 31,
2001 as filed with the Securities and Exchange Commission on the date hereof
(the "Report"), I, Richard C. Norris, Vice President - Finance of the Company,
hereby certify, pursuant to and solely for the purpose of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1)      The Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d));
and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

/S/ RICHARD C. NORRIS
Richard C. Norris
Vice President - Finance
(principal financial officer)
August 28, 2002